Exhibit 99.2

October 2015

Disclaimer The statements in this presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, among other things relate to the future operations, opportunities or financial performance of Zynerba Pharmaceuticals, Inc. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the Company’s current expectations. These and other risks are described in our filings with the Securities and Exchange Commission, available at www.sec.gov. Any forward-looking statements that the Company makes in this presentation speak only as of the date of this press release. The Company assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. 2 © 2015 Zynerba Pharmaceuticals, Inc. All rights reserved. Zynerba is a trademark of Zynerba Pharmaceuticals, Inc. All other trademarks and registered trademarks are property of their respective owners.

Zynerba Highlights 3 We are the first and only company developing patent-protected synthetic cannabinoid therapeutics for transdermal delivery Management track record of success in patch and gel transdermal delivery, regulatory approval and commercialization Two proprietary product candidates intended to treat diseases with significant unmet medical need and market potential CBD Gel – ZYN002: refractory epilepsy, Fragile X syndrome (FXS) and osteoarthritis (OA) THC Pro-Drug Patch – ZYN001: fibromyalgia and peripheral neuropathic pain IPO August 2015 (NASDAQ: ZYNE) raised $48MM

Proven Leadership in Transdermal Drug Development 4 Armando Anido Chairman of the Board & Chief Executive Officer Terri Sebree President Richard A. Baron VP & Chief Financial Officer Donna Gutterman, PharmD VP, Medical Brian Boyd VP, Manufacturing

Jacqueline French, MD Professor of Neurology, NYU Langone Medical Center John Messenheimer, MD Consultant, Neurologist/Epileptologist, John Messenheimer PLLC Michael Rogawski, MD, PhD Professor of Neurology, UC Davis Center for Neuroscience Rodney Radtke, MD Professor of Neurology, Duke University Medical Center Randi J. Hagerman, MD Medical Director, UC Davis MIND Institute, Distinguished Professor, Endowed Chair in Fragile X Research, Department of Pediatrics, UC Davis School of Medicine Steven J. Siegel, MD, PhD Professor of Psychiatry, University of Pennsylvania, Perleman School of Medicine; Director, Translational Neuroscience Program Daniel Clauw, MD Professor of Anesthesiology, Medicine (Rheumatology) and Psychiatry, University of Michigan Philip Mease, MD Clinical Professor, University of Washington, Seattle; Director of Rheumatology Research, Swedish Medical Center Lesley Arnold, MD Professor of Psychiatry and Behavioral Neuroscience, University of Cincinnati Donald Abrams, MD Professor of Clinical Medicine, University of California San Francisco School of Medicine; Chief of Hematology/Oncology, San Francisco General Hospital Miroslav Backonja, MD Clinical Professor, University of Wisconsin School of Medicine and Public Health; Medical Director, CRILifetree Mark Wallace, MD Professor of Clinical Anesthesia, University of California San Diego Scientific Advisory Board 5 Epilepsy Fragile X Syndrome Osteoarthritis and Fibromyalgia Pain Area of Expertise

CBD Gel – ZYN002 THC Pro-Drug Patch – ZYN001 Cannabinoid Cannabidiol (CBD) Δ9-Tetrahydrocannabinol (THC) Delivery Permeation-enhanced gel Transdermal patch Activity Non-psychoactive, decreases neuronal hyperexcitability, multiple mechanisms Psychoactive, antinociceptive, agonist of CB1 and CB2 receptors Safety Well characterized with a high therapeutic index Non-mutagenic and non-genotoxic in preclinical studies Delivering CBD transdermally avoids first-pass metabolism and may reduce adverse events by bypassing gastric degradation of CBD to THC Well characterized with a high therapeutic index Non-mutagenic or non-genotoxic in preclinical studies Delivering THC transdermally avoids first-pass metabolism and may reduce psychotropic adverse events Initial Proposed Indications Refractory epilepsy Fragile X syndrome Osteoarthritis Fibromyalgia Peripheral neuropathic pain Patent Protection 2030 2031 Zynerba’s Synthetic Cannabinoids ZYN002 – Proprietary synthetic CBD formulated for delivery via a permeation-enhanced gel ZYN001 – Proprietary synthetic pro-drug of Δ9-THC formulated for delivery via transdermal patch These patent-protected product candidates offer Zynerba multiple shots on goal 6

CBD Gel – ZYN002 First and only patent-protected permeation-enhanced synthetic cannabidiol gel formulated for transdermal delivery The permeation enhancer in ZYN002 increases the delivery of CBD through the layers of the skin and into the circulatory system 7 CBD Delivery

Potential Benefits of ZYN002 Simple dosage form More consistent, controlled delivery with less frequent dosing (1-2 times daily) Avoids first-pass metabolism and GI degradation of CBD to THC, potentially fewer drug-drug interactions and lower incidence of psychoactive side effects CBD Gel – ZYN002 8 Δ8-tetrahydrocannabinol (Δ8-THC) Δ9-tetrahydrocannabinol (Δ9-THC) Cannabidiol (CBD) 0.1M HCl 0.1M HCl in vitro Study CBD degraded to THC in simulated gastric fluid Up to 10% of CBD degraded to THC within 3 hours May lead to increased psychoactive effects from THC Transdermal delivery of ZYN002 avoids the GI tract, maintains CBD at physiological pH and prevents degradation of CBD to THC

Anticonvulsant effects of CBD have been demonstrated in multiple in vivo and in vitro models of epilepsy Third-party clinical trial showed significant response vs. placebo 88% of the CBD-treated group had a response to treatment 50% of patients had considerable improvement Third-party open-label trial with botanical CBD to assess safety and dosing in treatment-resistant epilepsy (mostly Dravet and Lennox-Gastaut syndrome) showed the median reduction in the number of seizures was 54% at week 12 In a 2013 survey of parents of children with treatment resistant epilepsy, 84% reported a reduction in seizure frequency while taking cannabidiol-enriched Cannabis ZYN002 – Why We Believe it Will Work in Refractory Epilepsy 9

ZYN002 – Why We Believe it Will Work in Fragile X Syndrome 10 Fragile X Syndrome Most common inherited intellectual disability Autism spectrum disorder Behavioral and learning challenges Psychiatric and neurological complications Caused by a mutation in the Fragile X Mental Retardation gene (FMR1) located on the X chromosome Silences FMR1 gene which codes for fragile X mental retardation protein (FMRP) No/low expression FMRP leads to reduction 2-AG, negatively affecting synaptic function, plasticity & neuronal connections CBD may effectively treat FXS In mouse knock-out model, inhibition of fatty acid amide hydroxylase (FAAH) improves FXS symptoms CBD inhibits FAAH, thereby increasing 2-AG and anandamide concentrations to modulate neurotransmitter release Restores endogenous stimulation of endocannabinoid receptors

ZYN002 – Why We Believe it Will Work in Osteoarthritis 11 Results Significant reductions in: Swelling of knee joints Immune cell infiltration Spontaneous pain rating scores Dose-dependent reduction of pro-inflammatory markers (CD11b/c, CGRP, TNF) in spinal cord and dorsal root ganglia Methods CBD gel was applied for four days after inducing arthritis in rats Knee joint circumference and histology for immune cells were measured to determine level of inflammation Plasma CBD concentration measured Preclinical Data - Animal Model of Inflammatory Pain (OA and RA) CBD Gel – ZYN002 Dose (mg/day) Plasma Concentrations (ng/mL) 0.6 3.8 ± 1.4 3.1 17.5 ± 4.4 6.2 33.3 ± 9.7 62.3 1629.9 ± 379.0

ZYN002 – Why We Believe it Will Work in Osteoarthritis continued 12 Several pre-clinical studies demonstrate the efficacy of cannabinoids for inflammation and pain in animal models for OA/RA In a third-party placebo-controlled study of 58 subjects with rheumatoid arthritis, botanical CBD/THC combination showed significant improvement at 5 weeks in: Pain on movement Pain at rest Sleep quality Disease Activity Score (DAS- 28) and Short Form McGill Pain Questionnaire

CBD Gel – ZYN002 Status in vivo studies in guinea pig, rat, porcine and primate Sustained plasma levels obtained in all species CBD plasma concentration linear in relationship to dose No skin irritation Pre-IND meeting 1Q 2015 First cohort dosed 10/20/15 in Single Rising Dose Phase 1 Study Results 1H2016 13 Note: Subject to change due to further regulatory, clinical and other considerations.

CBD Gel – ZYN002 Phase 1 Clinical Plan 14 Note: Subject to change due to further regulatory, clinical and other considerations. Study Patients Dosing PD Evaluations Single Rising Dose Study in Normal Subjects and Patients with Epilepsy Pharmacokinetic profile and tolerability evaluation 32 healthy volunteers and 12 epilepsy patients (partial onset seizures) Single dose Cognition and visual attention (Trail Making) Multiple Rising Dose Study in Normal Subjects and Patients with Epilepsy Multi-dose pharmacokinetic/ pharmacodynamics profile and tolerability evaluation 16 healthy volunteers and 12 epilepsy patients (partial onset seizures) Dosing for seven days Cognition and attention (Trail Making, PASAT, and Divided Attention); mood (PANAS); subjective drug effects (ACRI) Bioequivalence Study Evaluation of different applications sites – upper arm vs. thigh vs. back 24 healthy volunteers Single dose N/A

CBD Gel – ZYN002 Phase 2 Clinical Plan 15 Note: Subject to change due to further regulatory, clinical and other considerations. Study Patients Dosing Primary Endpoint Efficacy and Tolerability in Patients with Refractory Epilepsy Adjunctive therapy, double-blind, placebo-controlled 80 -120 patients 12 weeks Median percentage change in seizure frequency over the treatment period Efficacy and Tolerability in Patients with Fragile X Syndrome Open label 10 - 20 patients 12 weeks Change in Clinical Global Impression-Improvement (CGI-I) Efficacy and Tolerability in Patients with Osteoarthritis Double-blind, placebo-controlled 80 -120 patients 12 weeks Change from baseline in weekly mean 24-hour average pain score

CBD Gel – ZYN002 Initial Market Opportunity 16 Refractory Epilepsy Fragile X Syndrome Osteoarthritis 2012 US Market Size* (# of Patients) 2.2 million 71,000 Potential for orphan drug designation** 129.5 million 2012 EU and Japan* Market Size (# of Patients) 3.1 million 88,542 147.2 million * Except for FXS data, based on data provided by Decision Resources. Data for epilepsy represents market for all types of epilepsy. FXS data based on 2012 U.S. Census data, The World Bank data, and data provided by the National Fragile X Foundation. ** Fragile X syndrome may qualify for an orphan drug designation in the US because the number of patients in the US with Fragile X syndrome is less than 200,000. Zynerba requested orphan from the FDA in early July.

THC Pro-Drug Patch – ZYN001 17 Patent-protected synthetic D-glyceric acid ester-Δ9-tetrahydrocannabinol in a transdermal patch ZYN001 is a pro-drug A drug administered in an inactive or less active form, designed to enable more effective delivery, and then converted into a different form through a normal metabolic process Unlike THC, ZYN001 is able to be efficiently absorbed into the skin through transdermal delivery After crossing the stratum corneum, ZYN001 is hydrolyzed to THC and glyceric acid under physiological conditions Structure & Conversion Delivery ZYN001

Note: Based upon FDA approved patch products. These results are not indicative of any preclinical or clinical data for ZYN001. Why a Patch? 18 Requirement Purpose Non-oral Avoids first-pass metabolism with increased bioavailability and more consistent plasma levels Controlled More consistent, controlled and sustained delivery No “peaks and valleys” as seen with oral Safe Improved safety profile with lower peak plasma levels Non-invasive Blood Level Time Max. Effective Level Min. Effective Level Oral Dosage Form Transdermal System Illustrative Controlled Delivery

Potential Benefits of ZYN001 Once daily dosing Consistent plasma levels, which we believe will deliver therapeutic benefit with minimal psychoactive side effects thereby distinguishing it from oral and oral mucosal delivery systems Avoidance of first-pass liver metabolism and may reduce psychotropic adverse events. THC Pro-Drug Patch – ZYN001 19

THC is a partial agonist of the CB1 and CB2 receptors. CB1 agonists have been shown to have an analgesic effect in chronic pain models. The CB1 agonists act at many sites along pain transmission pathways including activation of peripheral and spinal CB1 receptors Nabilone (an analogue of THC) was demonstrated to be effective for the treatment of fibromyalgia in a randomized, double-blind, placebo-controlled trial conducted by the University of Manitoba 40 subjects with fibromyalgia received nabilone or placebo x 4 weeks Significant decreases in pain score using visual analog scale (VAS), Fibromyalgia Impact Questionnaire (FIQ) and FIQ anxiety score Nabilone demonstrated efficacy in a third-party randomized, double-blind, active controlled cross-over study in fibromyalgia patients with chronic insomnia 29 subjects received nabilone and amitriptyline x 2 weeks with a 2 week washout Nabilone was superior to amitriptyline in sleep quality ZYN001 – Why We Believe it Will Work in Fibromyalgia 20

Third-party randomized, double-blind, placebo-controlled crossover trial in diabetic peripheral neuropathy (DPN) demonstrated that THC is effective in reducing neuropathic pain 16 patients with DPN received low (1% THC), medium (4% THC), high (7% THC) dose vaporized Cannabis and placebo in randomized crossover design Pain scores, cognitive effects and tolerability were assessed All THC doses were significantly better than placebo in reducing spontaneous pain The high dose THC (7%) impaired performance on 2 of 3 neuropsychological tests Several third-party placebo controlled trials of vaporized cannabis, smoked cannabis and cannabis via an inhaler have demonstrated efficacy in peripheral neuropathic pain. ZYN001 – Why We Believe it Will Work in Peripheral Neuropathic Pain 21

THC Pro-Drug Patch – ZYN001 Demonstrates Sustained, Consistent Delivery 22 Pharmacokinetics in Guinea Pigs Removed patches at 72 hours 0

THC Pro-Drug Patch – ZYN001 Status FDA pre-IND meeting completed August 2013 in vitro and in vivo studies Effective skin permeation with sustained delivery Non-mutagenic and non-genotoxic Safety pharmacology GLP studies Profile similar to THC GLP toxicology studies ongoing Expected Phase 1 to be initiated mid-2016 23 Note: Subject to change due to further regulatory, clinical and other considerations.

THC Pro-Drug Patch – ZYN001 Preliminary Phase 1 Clinical Plan 24 Study Patients Dosing PD Evaluations Single Rising Dose Study in Normal Subjects Pharmacokinetic profile and tolerability evaluation 32 healthy volunteers and 12 patients with peripheral neuropathic pain Single dose Cognition and attention (Trail Making, PASAT, and Divided Attention); mood (PANAS); subjective drug effects (ACRI) Multiple Rising Dose Study in Normal Subjects and Patients with Fibromyalgia Multi-dose pharmacokinetic/ pharmacodynamic profile and tolerability evaluation 16 healthy volunteers and 12 patients with peripheral neuropathic pain Dosing for seven days Capsaicin pain model; cognition and attention (Trail Making, PASAT, and Divided Attention); mood (PANAS); subjective drug effects (ACRI) Bioequivalence Study Evaluation of different application sites – upper arm vs. thigh vs. back 24 healthy volunteers Single dose Bioequivalence at arm, thigh and back

THC Pro-Drug Patch – ZYN001 Preliminary Phase 2 Clinical Plan 25 Note: Subject to change due to further regulatory, clinical and other considerations. Study Patients Dosing Primary Endpoint Efficacy and Tolerability in Patients with Peripheral Neuropathic Pain Double-blind, placebo-controlled 80 - 120 patients 12 weeks Visual Analog Scale for pain intensity Efficacy and Tolerability in Patients with Fibromyalgia Double-blind, placebo-controlled 80 - 120 patients 12 weeks Change from baseline in Fibromyalgia Impact Questionnaire (FIQ) total score

THC Pro-Drug Patch – ZYN001 Initial Market Opportunity 26 Fibromyalgia Peripheral Neuropathic Pain 2012 US Market Size* (# of Patients) 5.6 million 14.0 million 2012 EU and Japan Market Size* (# of Patients) 10.8 million 20.3 million Data provided by Decision Resources.

Expected Development Timelines 27 Asset 2015 2016 2017 THC Pro-Drug Patch – ZYN001 Unpartnered – Zynerba holds global rights Preclinical Phase 1 Fibromyalgia Phase 2a CBD Gel – ZYN002 Preclinical Refractory Epilepsy Fragile X Syndrome Phase 2a Phase 1 Osteoarthritis Phase 1 Peripheral Neuropathic Pain

Zynerba Highlights 28 We are the first and only company developing patent-protected synthetic cannabinoid therapeutics for transdermal delivery Management track record of success in patch and gel transdermal delivery, regulatory approval and commercialization Two proprietary product candidates intended to treat diseases with significant unmet medical need and market potential CBD Gel – ZYN002: refractory epilepsy, Fragile X syndrome (FXS) and osteoarthritis (OA) THC Pro-Drug Patch – ZYN001: fibromyalgia and peripheral neuropathic pain IPO August 2015 (NASDAQ: ZYNE) raised $48MM

Investor Relations 29 NASDAQ: ZYNE Analyst Coverage* Jefferies: Biren Amin, PhD Piper Jaffray: Charles C. Duncan, PhD Canaccord Genuity: Corey Davis, PhD Oppenheimer: Rahit Vanjani, MBA * Note: Any opinions, estimates or forecasts regarding Zynerba Pharmaceuticals, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Zynerba Pharmaceuticals, Inc. or its management. Zynerba Pharmaceuticals, Inc. does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations. 484.581.7505 investorrelations@zynerba.com www.zynerba.com @ZynerbaPharma Zynerba Zynerba Investor Contacts Armando Anido, Chairman and CEO Richard Barton, Vice President and CFO